UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. __ )

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☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☑	Definitive Information Statement

Deep Well Oil & Gas, Inc.
(Name of Registrant as Specified In Its Charter)

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DEEP WELL OIL & GAS, INC.

Suite 700, 10150 – 100 Street NW, Edmonton, Alberta T5J 0P6, Canada

Telephone: (780) 409-8144, Fax: (780) 409-8146

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: on or about August 15, 2018

To our Stockholders:

The attached Information Statement is furnished by the Board of Directors (the “Board”) of Deep Well Oil & Gas, Inc. (the “Company,” “we” or “us”), a Nevada corporation, to the holders of record (the “Stockholders”) at the close of business on July 31, 2018 (the “Record Date”), of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is a Nevada corporation and is a reporting issuer with the United States Securities Exchange Commission. The attached Information Statement is prepared and available for download from our corporate website at www.deepwelloil.com or www.dwog.com by way of Notice of Internet Availability of Information Statement Materials, to meet the requirements of Section 780.390 of the Nevada Revised Statutes. This attached Information Statement is being posted on the Company’s corporate website on or about August 15, 2018 for the Stockholders as of the Record Date. The attached Information Statement informs the Company Stockholders of actions taken and approved by a written consent, dated July 31, 2018 (the “Written Consent”), by certain Stockholders of the Company owning an aggregate of 121,914,510 shares of Common Stock of the Company on such date, representing approximately 52.9% of the 230,574,603 shares of the Company’s Common Stock issued and outstanding as of July 31, 2018 (the “Majority Stockholders”). The Company has no authorized or outstanding preferred stock.

NOTICE IS HEREBY GIVEN that on or about July 31, 2018, the Company’s Board of Directors and the Majority Stockholders, as permitted under the Nevada Revised Statutes and the Amended By-laws of the Company, adopted the Written Consent, in lieu of an annual or special meeting of the Stockholders approving the following actions:

1.	To re-elect the following eight directors to serve as the Company’s Board of Directors until the next meeting of Stockholders: Dr. Horst A. Schmid, Mr. Said Arrata, Mr. Satya Brata Das, Mr. Pascal Nodé-Langlois, Mr. Colin P. Outtrim, Mr. David Roff, Mr. Curtis Sparrow, Mr. Malik Youyou;

2.	To ratify the appointment of Turner, Stone & Company LLP to serve as the Company’s independent registered public accounting firm for the prior fiscal years ended September 30, 2015, September 30, 2016 and September 30, 2017;

3.	To ratify the appointment of Turner, Stone & Company LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; and

4.	To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers.

The election of directors will become effective upon filing with the Nevada Secretary of State, which will occur no earlier than forty (40) calendar days after the filing and mailing of the Definitive Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF
STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE
HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

NO VOTE OR OTHER ACTION OF THE COMPANY’S
STOCKHOLDERS IS REQUIRED IN CONNECTION
WITH THE ATTACHED INFORMATION STATEMENT.

Please read this Notice and attached Information Statement which describes the actions taken and approved by the Majority Stockholders of the Company.

DEEP WELL OIL & GAS, INC.

/s/ Horst A. Schmid

Dr. Horst A. Schmid

Chairman of the Board on behalf of the Company’s Board of Directors

TABLE OF CONTENTS

INFORMATION STATEMENT

Important Notice Regarding the Availability of the Company’s Information Statement and Related Materials	1
Date, Time and Place Information – Record Date (the “Written Consent”)	1
Dissenters' Right of Appraisal	1
Voting Securities and Principal Holders	1
Corporate Actions Taken without a Stockholder Meeting	2
Effective Date	2
Interest of Certain Persons in or Opposition to Matters to be Acted Upon	2

OWNERSHIP OF COMMON STOCK
Security Ownership of Certain Beneficial Owners	2
Security Ownership of Directors and Management	3

CORPORATE GOVERNANCE
Director Independence	5
Corporate Governance and Nominating Committee	5
Board Meetings, Committees and Annual Meeting Attendance	6
Audit Committee	6
Compensation Committee	6
Reserves and Resources Committee	6
Communicating with the Board	7
Board Leadership Structure and Role in Risk Oversight	7
Involvement in Certain Legal Proceedings	7

EXECUTIVE COMPENSATION
Executive Officers	8
Summary Compensation Table	8
Compensation Arrangements for Executive Officers	9

DIRECTOR COMPENSATION	11

RELATED PARTY TRANSACTIONS	12

CHANGES IN CONTROL	12

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	12

ACTION NO. 1
ELECTION OF DIRECTORS	13

AUDIT COMMITTEE REPORT	16

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	17

ACTION NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PRIOR FISCAL YEARS ENDING SEPTEMBER 30, 2015, 2016 AND 2017	18

ACTION NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING SEPTEMBER 30, 2018	20

ACTION NO. 4
APPROVE, BY NON-BINDING VOTE (SAY-ON-PAY), THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS	21

QUESTIONS AND ANSWERS	22

APPENDIX A - NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS	24

APPENDIX B - ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS OF DEEP WELL OIL & GAS, INC.	25

DEFINITIVE

DEEP WELL OIL & GAS, INC.

Suite 700, 10150 – 100 Street

Edmonton, Alberta T5J 0P6, Canada

Telephone: (780) 409-8144

Fax: (780) 409-8146

Information Statement Pursuant to Regulation 14C

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Unless the context indicates another meaning, the terms “Deep Well”, “Company,” “we,” “us” and “our” refer to Deep Well Oil & Gas, Inc. a Nevada Corporation and its subsidiaries.

Important Notice Regarding the Availability of the Company’s Information Statement and Related Materials

The Board of Directors of the Company believes it would not be in the best interest of the Company and its Stockholders to incur the costs of holding an annual meeting of Stockholders or of soliciting proxies or consents from additional Stockholders in connection with these corporate actions at this time. The entire cost of furnishing this Information Statement along with the related materials will be borne by the Company. To reduce the costs of printing and mailing we will be making this Information Statement and related Materials available on the internet, by way of the Company’s website www.deepwelloil.com or www.dwog.com, and we will incorporate by reference our annual report on Form 10-K for the year ended September 30, 2017 as filed with the United States Securities and Exchange Commission on April 27, 2018.

The Company is furnishing this Information Statement and related materials to its Stockholders via the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Information Statement Materials, (the “Notice”) a copy of which is attached to this Information Statement as Appendix A (the “Notice”), by mail, you will not receive a printed copy of the Information Statement and related materials unless you request them. Instead, the Notice will instruct you as to how you may access and review the Information Statement and related materials. If you received the Notice by mail and would like to receive a printed copy of the Information Statement and related materials, please follow the instructions included in the Notice.

The Notice is being mailed to the Stockholders commencing on or about August 15, 2018. Pursuant to Rule 14a-16(a) (and as required by Rule 14c-2) of the regulations of the United States Securities and Exchange Commission and since the Company is making information available through the Internet rather than utilizing the full-set delivery option, the Notice must be sent to the Stockholders at least 40 calendar days prior to the earliest date on which the corporate actions discussed below may take effect, which is expected to be on or about September 25, 2018.

Date, Time and Place Information

No meeting was held. This Information Statement has been filed with the United States Securities and Exchange Commission and is being furnished to the Stockholders of the Company, a Nevada corporation, to advise them of the corporate actions that have been authorized by written consent of the Company’s Stockholders on July 31, 2018, who collectively own 52.9% of the Company’s sole class of issued and outstanding capital stock as of July 31, 2018 the Record Date (the “Written Consent” Appendix B). These corporate actions are being taken without notice, meetings or votes as in accordance with the Nevada Revised Statutes, Section 78.390, and the Amended By-laws of the Company. This Information Statement, by way of Notice of Internet Availability of Information Statement Materials, is being mailed to the Stockholders of the Company on or about August 15, 2018.

The Company’s principal office is located at Suite 700, 10150 – 100 Street, Edmonton, Alberta T5J 0P6, the Company’s telephone number is (780) 409-8144 and fax number is (780) 409-8146. The Company’s website is www.deepwelloil.com.

Dissenters' Right of Appraisal

Under the General Corporation Law of the State of Nevada, our Stockholders do not have dissenters’ or appraisal rights in connection with any of the stockholder actions taken by written consent in lieu of a meeting described in this Information Statement.

Voting Securities and Principal Holders

Each share of common stock entitles its holder to one vote on each corporate action taken without a Stockholder Meeting. The securities that would have been entitled to vote if a vote was required to have been held consist of shares of the Company’s common stock. The number of issued and outstanding shares of the Company’s common stock at the close of business on July 31, 2018, the date the Company received a written consent in lieu of an annual meeting or special meeting of Stockholders, was used for determining the Company’s Stockholders who would have been entitled to notice of and to vote on these matters, was 230,574,603. Because holders of common stock do not have cumulative voting rights, the holders of a majority of the shares of common stock can elect all of the members of the Board of Directors standing for election.

1

Corporate Actions Taken without a Stockholder Meeting

On or about July 31, 2018, the Company’s Board of Directors and Stockholders holding a majority of the voting power of the issued and outstanding capital stock of the Company approved the following corporate actions taken pursuant to a written consent in lieu of an annual meeting or special meeting of Stockholders:

1.	re-elect the following eight directors to serve as the Company’s Board of Directors until the next meeting of Stockholders;

Dr. Horst A. Schmid

Mr. Said Arrata

Mr. Satya Brata Das

Mr. Pascal Nodé-Langlois

Mr. Colin P. Outtrim

Mr. David Roff

Mr. Curtis Sparrow

Mr. Malik Youyou

2.	ratify the appointment of Turner, Stone & Company LLP to serve as the Company’s independent registered public accounting firm for the prior fiscal years ended September 30, 2015, September 30, 2016 and September 30, 2017;

3.	ratify the appointment of Turner, Stone & Company LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; and

4.	hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers.

Effective Date

All Corporate Actions taken without a stockholder meeting will become effective, no earlier than forty (40) calendar days after the filing and mailing of the Definitive Information Statement, which effective date will be on or about September 25, 2018.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Corporate Actions, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed any of the Corporate Actions set forth in this Information Statement.

OWNERSHIP OF COMMON STOCK

Security Ownership of Certain Beneficial Owners

The following table sets forth the number and percentage of the beneficial ownership of shares of the Company’s outstanding common stock as of July 31, 2018 by each person or group known by us to be the beneficial owner of more than 5%.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS As of July 31, 2018
Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned (1) (2)	Percentage of Class Beneficially Owned (fully diluted)		Nature of Beneficial Ownership

Malik Youyou Director Sadovnicheskeya nab 69 Moscow 115035, Russia	Common	115,456,091	49.9	%(3)	Direct and Indirect

MP West Canada SAS Beneficial Owner of 5% or more 51, Rue D’Anjou, Paris, 75008, France	Common	45,111,778	19.6	%(4)	Direct

(1)	Under the rules of the SEC, a person or entity beneficially owns stock of a company if such person or entity directly or indirectly has, or shares the power to, vote or direct the voting, or the power to dispose or direct the disposition of such stock, whether through any contract, arrangement, understanding, relationship or otherwise. A person or entity is also deemed to be the beneficial owner of stock if such person or entity has the right to acquire either of such powers at any time within 60 days through the exercise of any option, warrant, right or conversion privilege or pursuant to the power to revoke a trust, a discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

(2)	Based on 230,574,603 of our common shares issued and outstanding on July 31, 2018, which includes exercised stock options. For calculating the percentage of beneficial ownership separately for each person, his or her options, warrants or both that can be acquired within 60 days are included in both the numerator and the denominator. For the directors as a group, their collective options and warrants that can be acquired within 60 days are included in both the numerator and the denominator when calculating their group percentage ownership.

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(3)	Mr. Malik Youyou has served our Company as director from August 20, 2008 to present. As of July 31, 2018, Mr. Youyou beneficially owns 115,456,091 shares of our common stock, of which 104,783,897 are held directly and 9,772,194 are held by Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou, and another 300,000 are held by Westline Enterprises Limited as a result of recently exercised options. Mr. Youyou also holds presently exercisable options to acquire another 600,000 shares of our common stock. Assuming the issuance of 600,000 shares of our common stock, pursuant to the exercise of Mr. Youyou’s presently exercisable options, Mr. Youyou would beneficially own 49.9% of our Company’s outstanding common stock. As July 31, 2018, Mr. Youyou has not exercised any further options and without the exercise of Mr. Youyou’s outstanding options, Mr. Youyou has a 49.7% ownership of our issued and outstanding common stock.

(4)	As of July 31, 2018, MP West Canada SAS owns 45,111,778 shares of our common stock. MP West Canada SAS owns 19.6% of our Company’s issued and outstanding common stock.

Security Ownership of Directors and Management

The following table sets forth the number and percentage of the beneficial ownership of common shares of the Company’s issued and outstanding common stock held by each director and director nominee, each of the executive officers named in the Summary Compensation Table (the “Named Executive Officer”) and all of our directors and executive officers as a group. Each director and executive officer has sole voting and investment power with respect to the shares beneficially owned by him.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT As of July 31, 2018
Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned (1) (2)	Percentage of Class Beneficially Owned		Nature of Beneficial Ownership

Malik Youyou (†) Director Sadovnicheskeya nab 69 Moscow 115035, Russia	Common	115,456,091	49.9	%(3)	Direct and Indirect

MP West Canada SAS Beneficial Owner of 5% or more 51, Rue D’Anjou, Paris, 75008, France	Common	45,111,778	19.6	%(4)	Direct

Dr. Horst A. Schmid (†) Director and Chairman of the Board, President and Chief Executive Officer Suite 700, 10150 - 100 Street Edmonton, Alberta T5J 0P6 Canada	Common	5,451,428	2.4	%(5)	Direct and Indirect

Mr. Curtis James Sparrow (†) Director, Chief Financial Officer, Corporate Secretary and Treasurer Suite 700, 10150 - 100 Street Edmonton, Alberta T5J 0P6 Canada	Common	3,778,571	1.6	%(6)	Direct and Indirect

Mr. Satya Brata Das (†) Director Suite 710, 10150 - 100 Street Edmonton, Alberta T5J 0P6 Canada	Common	1,907,381		*(7)	Direct and Indirect

Mr. Said Arrata (†) Director #408, 600 Princeton Way SW Calgary, Alberta T2P 5N4 Canada	Common	1,785,714		*(8)	Direct

Mr. David Roff (†) Director Suite 700, 10150 - 100 Street NW Edmonton, Alberta T5J 0P6 Canada	Common	1,448,155		*(9)	Direct

Mr. Pascal Nodé-Langlois (†) Director c/o Parfinance SA 65 rue du Rhone 1204 Geneva, Switzerland	Common	1,644,311		*(10)	Indirect

Mr. Colin P. Outtrim (†) Director 331 Rocky Ridge Dr. NW Calgary, AB T3G 4P4 Canada	Common	600,000		*(11)	Direct

(†) All Officers and Directors as a Group	Common	132,071,651	55.4%		Direct and Indirect

*	Less than 1%

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(1)	Under the rules of the SEC, a person or entity beneficially owns stock of a company if such person or entity directly or indirectly has, or shares the power to, vote or direct the voting, or the power to dispose or direct the disposition of such stock, whether through any contract, arrangement, understanding, relationship or otherwise. A person or entity is also deemed to be the beneficial owner of stock if such person or entity has the right to acquire either of such powers at any time within 60 days through the exercise of any option, warrant, right or conversion privilege or pursuant to the power to revoke a trust, a discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

(2)	Based on 230,574,603 of our Company’s common shares issued and outstanding on July 31, 2018. For calculating the percentage of beneficial ownership separately for each person, his or her options, warrants or both that can be acquired within 60 days are included in both the numerator and the denominator. For the directors as a group, their collective options and warrants that can be acquired within 60 days are included in both the numerator and the denominator when calculating their group percentage ownership. The following footnotes are based solely upon the review of Forms 3, 4, and Schedule 13Ds filed with the SEC by each person or company below.

(3)	Mr. Malik Youyou has served the Company as director since August 20, 2008. As of July 31, 2018, Mr. Youyou beneficially owns 115,456,091 shares of our common stock, of which (i) 104,783,897 shares are held by Mr. Youyou directly; (ii) 10,072,194 shares are held indirectly by Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou; and (iii) Mr. Youyou presently directly holds exercisable options to acquire 600,000 shares of our Company’s common stock. Assuming the issuance of 600,000 shares of our Company’s common stock, pursuant to the exercise of Mr. Youyou’s presently exercisable options, Mr. Youyou would beneficially own 49.9% of our Company’s outstanding common stock. As of July 31, 2018, Mr. Youyou has not exercised any of these outstanding options and without the exercise of Mr. Youyou’s outstanding options, Mr. Youyou has a 49.8% ownership of our Company’s issued and outstanding common stock.

(4)	As of July 31, 2018, MP West Canada SAS owns 45,111,778 shares of our common stock and based on this report MP West Canada SAS owns 19.6% of our Company’s issued and outstanding common stock.

(5)	Dr. Horst A. Schmid has served our Company as director and Chairman of the Board since February 6, 2004. Dr. Schmid has also served our Company as President and Chief Executive Officer since June 29, 2005. As of July 31, 2018, Dr. Schmid beneficially owns 5,451,428 shares of our Company’s common stock, of which (i) 235,714 shares are held directly; (ii) 2,565,714 shares are held indirectly by Portwest Investments Ltd. and another 850,000 shares are held indirectly by Trans World Factors Inc., both of which are private corporations 100% owned by Dr. Schmid; (iii) Dr. Schmid presently indirectly holds exercisable options through Portwest Investments Ltd., to acquire 1,200,000 shares of our Company’s common stock; and (iv) Dr. Schmid presently directly holds exercisable options to acquire an additional 600,000 shares of our Company’s common stock. Assuming the issuance of 1,800,000 shares of our Company’s common stock, pursuant to the exercise of Dr. Schmid’s presently exercisable options, Dr. Schmid would beneficially own 2.4% of our Company’s outstanding common stock. As of July 31, 2018, Dr. Schmid has not exercised any of these currently outstanding options and without the exercise of Dr. Schmid’s outstanding options, Dr. Schmid has a 1.6% ownership of our Company’s issued and outstanding common stock.

(6)	Mr. Sparrow has served the Company as director and Chief Financial Officer since February 9, 2004. As of July 31, 2018, Mr. Sparrow beneficially owns 3,778,571 shares of our Company’s common stock, of which (i) 600,000 shares are held directly; (ii) 1,378,571 shares are held indirectly by Concorde Consulting, a private corporation owned 100% by Mr. Sparrow; (iii) Mr. Sparrow presently indirectly holds exercisable options through Concorde Consulting, to acquire 1,200,000 shares of our Company’s common stock; and (v) Mr. Sparrow also presently directly holds exercisable options to acquire an additional 600,000 shares of our Company’s common stock. Assuming the issuance of 1,800,000 shares of our Company’s common stock, pursuant to the exercise of Mr. Sparrow’s presently exercisable options, Mr. Sparrow would beneficially own 1.6% of our Company’s outstanding common stock. As of July 31, 2018, Mr. Sparrow has not exercised any of these currently outstanding options and without the exercise of Mr. Sparrow’s outstanding options, Mr. Sparrow has a 0.9% ownership of our Company’s issued and outstanding common stock.

(7)	Mr. Satya Brata Das has served our Company as director since March 8, 2011. As of July 31, 2018, Mr. Das beneficially owns 1,907,381 shares of our Company’s common stock, of which (i) 475,714 shares are held directly; (ii) 831,667 are held indirectly by Cambridge Strategies Inc., a company 50% owned by Mr. Satya Brata Das and 50% owned by his wife; and (iii) Mr. Das also presently indirectly holds through Cambridge Strategies Inc., exercisable options to acquire an additional 600,000 shares of our Company’s common stock. Assuming the issuance of 600,000 shares of our Company’s common stock, pursuant to the exercise of Mr. Das’ presently exercisable options, Mr. Das would beneficially own 0.8% of our Company’s outstanding common stock. As of July 31, 2018, Mr. Das has not exercised any of these currently outstanding options and without the exercise of Mr. Das’ outstanding options, Mr. Das has a 0.6% ownership of our Company’s issued and outstanding common stock.

(8)	Mr. Said Arrata has served our Company as director since March 8, 2011. As of July 31, 2018, Mr. Arrata beneficially owns 1,785,714 shares of our Company’s common stock of which (i) 1,185,714 shares are held directly; and (ii) Mr. Arrata presently holds directly exercisable options to acquire an additional 600,000 shares of our Company’s common stock. Assuming the issuance of 600,000 shares of our Company’s common stock, pursuant to the exercise of Mr. Arrata’s presently exercisable options, Mr. Arrata would beneficially own 0.87% of our Company’s outstanding common stock. As of July 31, 2018, Mr. Arrata has not exercised any of these currently outstanding options and without the exercise of Mr. Arrata’s outstanding options, Mr. Arrata has a 0.5% ownership of our Company’s issued and outstanding common stock.

(9)	Mr. David Roff has served our Company as director since April 3, 2006. As of July 31, 2018, Mr. Roff beneficially owns 1,448,155 shares of our Company’s common stock of which (i) 848,155 shares are held directly; and (ii) Mr. Roff presently directly holds exercisable options to acquire an additional 600,000 shares of our Company’s common stock. Assuming the issuance of 600,000 shares of our Company’s common stock, pursuant to the exercise of Mr. Roff’s presently exercisable options, Mr. Roff would beneficially own 0.6% of our Company’s outstanding common stock. As of July 31, 2018, Mr. Roff has not exercised any of these currently outstanding options and without the exercise of Mr. Roff’s outstanding options, Mr. Roff has a 0.4% ownership of our Company’s issued and outstanding common stock.

4

(10)	Mr. Pascal Nodé-Langlois has served our Company as director since December 4, 2013. As of July 31, 2018, Mr. Nodé-Langlois beneficially owns 1,644,311 shares of our Company’s common stock of which (i) 594,311 shares are held indirectly through Voltaire Group SA, a company 100% owned by Mr. Nodé-Langlois; and (ii) Mr. Nodé-Langlois presently indirectly holds through Voltaire Group SA, exercisable options to acquire an additional 1.050,000 shares of our Company’s common stock. Assuming the issuance of 1,050,000 shares of our Company’s common stock, pursuant to the exercise of Mr. Nodé-Langlois’ presently exercisable options, Mr. Nodé-Langlois would beneficially own 0.7% of our Company’s outstanding common stock. As of July 31, 2018, Mr. Nodé-Langlois has not exercised any of these currently outstanding options and without the exercise of Mr. Nodé-Langlois’ outstanding options, Mr. Nodé-Langlois has a 0.3% ownership of our Company’s issued and outstanding common stock.

(11)	Mr. Colin Outtrim has served the Company as director since November 17, 2014. As of July 31, 2018, Mr. Outtrim beneficially owns 600,000 shares of our Company’s common stock of which Mr. Outtrim presently directly holds exercisable options to acquire 600,000 shares of our Company’s common stock. Assuming the issuance of 600,000 shares of our Company’s common stock, pursuant to the exercise of Mr. Outtrim’s presently exercisable options, Mr. Outtrim would beneficially own 0.3% of our Company’s outstanding common stock. As of July 31, 2018, Mr. Outtrim has not exercised any of these currently outstanding options and without the exercise of Mr. Outtrim’s outstanding options, Mr. Outtrim has a 0% ownership of our Company’s issued and outstanding common stock.

CORPORATE GOVERNANCE

Director Independence

Our Board with the assistance of management, reviews and determines director independence requirements for each director, based on the NASDAQ standards for director independence as set forth by the NASDAQ Stock Market Rule 5605(a)(2) and pursuant to Rule 10A-3 of the Exchange Act of 1934. Our Board determined that as of September 30, 2017 and 2016, the Company’s Board consisted of five independent and three non-independent directors. It was determined that Dr. Horst A. Schmid and Mr. Curtis Sparrow, who serve as directors of our Company, are not independent because they serve our Company as President and CEO and Chief Financial Officer, respectively. It was also determined that Mr. Malik Youyou, who serves as a director of our Company and was Vice Chairman from January 1, 2014 until December 20, 2017, is not independent because he owns a controlling interest of our Company’s issued and outstanding common stock. The directors of our Company, when they became directors and our Company’s opinion as to each director’s independence are as follows:

Name	Year When First Appointed as Director	Director Independence
Dr. Horst A. Schmid	2004	Non-independent director – Chairman of the Board
Mr. Said Arrata	2011	Independent director
Mr. Satya Brata Das	2011	Independent director
Mr. Pascal Nodé-Langlois	2013	Independent director
Mr. Colin P. Outtrim	2014	Independent director
Mr. David Roff	2006	Independent director
Mr. Curtis Sparrow	2004	Non-independent director
Mr. Malik Youyou	2008	Non-independent director

Corporate Governance and Nominating Committee

Provisionally our entire Board, which has a majority of independent directors, will act and fulfill the role of the Corporate Governance and Nominating committee. This committee currently does not have a specific policy in place with respect to evaluating candidates for director nominees at this time.

Any shareholder proposals to be presented at our next annual meeting of shareholders (including the inclusion of shareholder director nominees) must be given in writing to our Company, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), and received at our Company’s principal executive office, located at Suite 700, 10150 – 100 Street NW, Edmonton, Alberta, T5J 0P6. Any such proposal must comply with the rules pursuant to Rule 14a-8 under the Exchange Act and in accordance with our Company’s Bylaws. Our Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our bylaws and conditions established by the SEC. If our Company has its shareholder meeting by way of resolution any complying proposal will be considered at that time. It is recommended that shareholders submitting proposals direct them to our Corporate Secretary and utilize certified mail return receipt requested in order to provide proof of timely receipt. Copies of the bylaws are available by writing to our Company at the mailing address above or downloading them as previously filed with the SEC on Form 8-K.

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Board Meetings, Committees and Annual Meeting Attendance

In the September 30, 2017 fiscal year, our Board had two meetings or actions taken by written resolution. Each director of our Company attended 100% of all meetings or approved actions by written resolutions held or taken by our Board, except Mr. Pascal Nodé-Langlois did not attend one meeting due to another prior commitment. Our Company’s management team regularly submits updates to our Board for review and discussion. As disclosed under “Board Leadership Structure and Role in Risk Oversight” below, these updates keep our Board informed of our operations and facilitates discussions between our Board and Management.

All of our directors attended at least 75% of the aggregate total number of Board meetings and committee meetings of which he was a member and eligible to attend in our September 30, 2017 fiscal year, except Mr. Pascal Nodé-Langlois who was unable to attend one out of two meetings due to a prior commitment but did provide our Company with his comments and vote on the issues to be covered at the meeting, therefore Mr. Pascal Nodé-Langlois only attended 50% of the aggregate total number of meetings. Our Board’s policy is to encourage all of its directors to attend all annual general meetings of our shareholders. Such attendance allows for direct interaction between shareholders and members of our Board, however given the low attendance at the last shareholder meeting our Board is considering having the next shareholder meeting by resolution to save money.

The last annual meeting of shareholders was held on September 29, 2015.

Audit Committee

Provisionally our entire Board, which has a majority of independent directors, will act and fulfill the role of the Audit committee. Of our eight directors serving on our Board, Dr. Horst A. Schmid, Mr. Curtis Sparrow and Mr. Malik Youyou have been determined by our Board not to be independent directors under director independence standards noted above. Our Board has determined that Mr. David Roff, as a director of our Company, is independent and is also recognized as an audit committee financial expert. Mr. Roff is a Chartered Professional Accountant, with a B.A. degree from the University of Western Ontario, and he worked as an auditor from 1995 to 1998.

Compensation Committee

Provisionally our entire Board, which has a majority of independent directors, will act and fulfill the role of our Compensation committee. Of our eight directors serving on our Board, Dr. Horst A. Schmid, Mr. Curtis Sparrow and Mr. Malik Youyou have been determined by our Board not to be independent directors under director independence standards noted above. During the September 30, 2017 fiscal year Dr. Horst A. Schmid and Mr. Curtis Sparrow served as officers of our Company.

At our Company’s general meeting of shareholders held on September 17, 2014, a majority of shareholders approved, on a non-binding basis, the compensation paid to our Company's named executive officers and a majority of shareholders approved, on a non-binding basis, that our Company shall hold an advisory vote on the compensation paid to our Company’s named executive officers be every three years. In our next meeting of shareholders, we will hold another advisory vote on the compensation paid to our Company’s named executive officers.

Reserves and Resources Committee

On January 3, 2015, our Board appointed a Reserves and Resources Committee consisting of four Board members, three of which are independent. Our Board appointed the following Directors: Mr. Said Arrata, Mr. Colin Outtrim, Mr. David Roff and Mr. Curtis Sparrow to serve on this committee and Mr. Colin Outtrim was appointed as chairman of the committee. Of our four members serving on this committee it was determined by our Board that Mr. Curtis Sparrow is not an independent member or director under director independence standards noted above.

The purpose of this committee is to assist our Board in monitoring: (i) the integrity of the independent reserves and resources estimates and related U.S. and Canadian regulatory disclosures of our Company; and (ii) the qualifications and independence of the independent reservoir engineers, geologists and geophysicists.

Our Company’s reserves, if any, and/or resources data and estimates are prepared by independent examination and evaluation of our Company’s production data, reservoir pressure data, logs, geological data, and offset analogies in compliance with SEC definitions and guidance and in accordance with generally accepted petroleum engineering principles. The technical persons employed by the independent reserves evaluators are required to meet the requirements regarding qualifications, independence, objectivity and confidentiality set forth in the “Standards Pertaining to the Estimating and Auditing of Oil and Natural Gas Reserves Information” promulgated by the Society of Petroleum Engineers. Our Company’s independent reserves evaluators are provided full access to complete and accurate information pertaining to our Company’s properties, and to all applicable personnel of our Company. Our Company’s reserves, if any, and/or resources estimates and process for developing such estimates are reviewed by our Company’s current Reserves and Resources Committee and approved by management. Management on behalf of our Board ensures compliance with SEC disclosure and internal control requirements along with verifying the independence of all third-party consultants. Our Company’s management is ultimately responsible for reserves, if any, and or resources estimates and reserves disclosures and ensuring that they are in accordance with the applicable regulatory requirements and industry standards and practices.

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Communicating with the Board

We recognize the investment in our Company that Stockholders of our common stock have made and accordingly, we are committed to the open exchange of ideas, concerns and suggestions with our Stockholders. Stockholders desiring to communicate with the Board of Directors of the Company can do so by mailing a letter to the attention of the Chairman of the Board of Directors addressed to our Company’s corporate office at Suite 700, 10150 – 100 Street, Edmonton, Alberta, T5J 0P6. Our last general meeting of Stockholders was held on September 29, 2015.

Board Leadership Structure and Role in Risk Oversight

Currently, Dr. Horst A. Schmid is our President and Chief Executive Officer and also serves as the Chairman of the Board. Because of the small size of our Company, we do not have a lead independent director. Our Board does not currently have a policy as to whether the role of President and Chief Executive Officer and Chairman should be separate, and it has the ability to separate these roles in the future if it determines that such a separation would be in the best interest of our Company and its shareholders. As of September 30, 2017, our Board consisted of five independent and three non-independent directors. Our independent directors take an active role on our Board and as of September 30, 2017, we have a majority of independent directors serving on our Board. Given the size of our Company, our entire Board believes that our current board leadership structure is appropriate at this time and that Dr. Horst A. Schmid and Mr. Curtis Sparrow bring valuable industry experience and historical knowledge of the Company’s past.

Our Board does not believe that its leadership structure affects our Board’s role in risk oversight. Risks that could affect our Company (including liquidity, credit, operations and regulatory compliance) are an integral part of Board deliberations throughout the year. Our Board performs the role of risk oversight and includes all of our Company’s executive officers. As disclosed above, our Company’s management team regularly submits updates to our Board for review and discussion. These updates include, but are not limited to, regulatory disclosure, administrative and operational updates, financial status and discussion of major expenditures. Our Company’s independent Board members regularly discuss their concerns and observations regarding all aspects of our Company’s business plans, risks and operations. These updates facilitate discussions regarding risk-related information or concerns between our Board and management. Dr. Horst A. Schmid and the entire Board form the agendas for all Board meetings.

Involvement in Certain Legal Proceedings

The following does not describe any past legal proceeding to which Deep Well or its subsidiaries are a party. In the past ten years:

No bankruptcy petition has been filed by or against any business of which any current director was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

No current director has been convicted in a criminal proceeding and is not subject to a pending criminal proceeding (excluding traffic violations and other minor offenses).

No current director has been the subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

No current director has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of section 229.401 of Regulation S-K, or to be associated with persons engaged in any such activity.

No current director has been found by a court of competent jurisdiction in a civil action or by the SEC to have violated a Federal or State securities law that has not been reversed, suspended, or vacated.

No current director has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law that has not been subsequently reversed, suspended or vacated.

No current director has been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation; any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order or disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

No current director has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company shall be elected by the Board at its General Meeting or at such other time or times as the Board shall determine.

Each executive officer of the Company shall hold office for the term for which he or she is elected and until such executive officer’s successor is elected and qualifies or until such executive officer’s earlier death, resignation or removal. Any executive officer may resign at any time upon written notice to the Company. Any executive officer may be removed at any time, with or without cause, by the Board. Any vacancy occurring in any office of the Company may be filled by the Board. There are no arrangements or understanding between any executive officer of the Company and any other person pursuant to which any executive officer was selected as an officer of the Company.

The following table and narrative provide certain information concerning the executive officers of the Company as of July 31, 2018:

Name	Age	Position/Office
Dr. Horst A. Schmid	85	Director and Chairman of the Board, President and Chief Executive Officer
Mr. Curtis James Sparrow	61	Director and Chief Financial Officer, Secretary and Treasurer

Dr. Horst A. Schmid has served as director and Chairman of the Board of Deep Well since February 6, 2004. Since June 29, 2005, he has been the Chief Executive Officer and President of Deep Well. From September 1996 to present, Dr. Schmid has been the director, President and Chief Executive Officer of Portwest Investment Ltd., a private firm, located in Edmonton, Alberta, Canada. Prior to that, Dr. Schmid spent 15 years as Cabinet Minister for the Government of Alberta and 10 years as Commissioner General for Trade and Tourism for the province of Alberta. During that time, he was involved in numerous successful overseas negotiations for the Alberta oil and gas industry, achieving major contracts for Alberta exploration and production service companies. He is the recipient of many Canadian and international awards for his accomplishments. Dr. Schmid received an Honorary Law Degree from the University of Alberta.

Mr. Curtis James Sparrow has served as director of Deep Well since February 6, 2004. Mr. Sparrow has also been the Chief Financial Officer, Corporate Secretary and Treasurer of Deep Well. Since the mid-1980s, Mr. Sparrow has been a self-employed management consultant specializing in the natural resource sector. Mr. Sparrow has been involved in the oil and gas industry in various capacities for over 38 years. He has held directorships and senior officer positions with junior exploration and development companies before becoming a self-employed consultant. He has also participated in the marketing side of the oil and gas industry, and was part of an acquisition team formed to assess and develop a bid for a multi-billion dollar integrated oil company. His experience also includes corporate and project management, international businesses and mining. Mr. Sparrow is a National Association of Corporate Directors (“NACD”) Governance Fellow. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community, and access to leading practices. The NACD is the recognized authority focused on advancing exemplary board leadership and establishing leading boardroom practices. Mr. Sparrow received his Bachelor of Science Degree in Engineering and Master’s Degree in Business Administration from the University of Alberta. Mr. Sparrow is also a registered Professional Engineer.

Summary Compensation Table

The following table provides information about the compensation paid to, earned or received during the two fiscal years ended September 30, 2017 and September 30, 2016, by the executive officers listed below (the “Named Executive Officers”).

Executive Compensation Summary
Name and Principal Position	Fiscal Year Sept. 30	Fee		Bonus	Stock Awards	Option Awards		Non-Equity Incentive Plan Compen-sation	Non-qualified Deferred Compen-sation Earnings	All Other Compen-sation		Total
Dr. Horst A. Schmid (1)	2017	$–	(2)	$–	$–	$–		$–	$–	$–		$
President and	2016	$–	(2)	$–	$–	$28,903	(3)	$–	$–	$–			$28,903	(3)
Chief Executive Officer

Mr. Curtis Sparrow (4)	2017	$144,234	(5)	$–	$–	$–		$–	$–	$3,869	(5)		$148,103	(7)
Chief Financial Officer	2016	$135,828	(5)	$–	$–	$28,903	(6)	$–	$–	$3,305	(5)		$168,036	(7)

(1)	Dr. Horst A. Schmid has served our Company as director and Chairman of the Board since February 6, 2004. Since June 29, 2005 to present Dr. Schmid has been the President and Chief Executive Officer of our Company.

(2)	Portwest Investments Ltd. (“Portwest”), a company owned 100% by Dr. Horst A. Schmid, provided services as Chief Executive Officer and President to our Company for $Nil for the 2017 fiscal year and $Nil for the 2016 fiscal year.

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(3)	Disclosed herein are the estimated valuations for Dr. Horst A. Schmid’s direct and indirect stock options that vested on September 19, 2016. On September 19, 2014, our Board granted Dr. Schmid, as a director of our Company, options to purchase 600,000 shares of common stock at an exercise price of $0.38 per share of common stock, 200,000 vesting immediately and the remaining vesting one-third on September 19, 2015, and one-third on September 19, 2016, with a five-year life.

(4)	Mr. Curtis Sparrow has served our Company as director since February 6, 2004. Since February 9, 2004 Mr. Sparrow has been the Chief Financial Officer, Corporate Secretary and Treasurer of our Company.

(5)	Concorde Consulting, a company owned 100% by Mr. Curtis Sparrow, provided services as Chief Financial Officer to our Company for $144,234 (Cdn $180,000) for the 2017 fiscal year and $135,828 (Cdn $180,000) for the 2016 fiscal year. Concorde Consulting was reimbursed for expenses paid that were related to health care in the amount of $3,869 (Cdn $4,828) related to the 2017 fiscal year and $3,305 (Cdn $4,380) related to the 2016 fiscal year.

(6)	Disclosed herein are the estimated valuations for Mr. Curtis Sparrow’s direct and indirect stock options that vested on September 19, 2016. On September 19, 2014, our Board granted Mr. Sparrow, as a director of our Company, options to purchase 600,000 shares of common stock at an exercise price of $0.38 per share of common stock, 200,000 vesting immediately and the remaining vesting one-third on September 19, 2015, and one-third on September 19, 2016, with a five-year life.

(7)	Mr. Sparrow’s September 30, 2017 and 2016 fiscal year fees were converted to US$ based on the year-end exchange rates of $0.8013 and $0.7546, respectively.

Compensation Arrangements for Executive Officers

The Board reviews all compensation paid to officers of our Company. Our Company currently does not provide pension or retirement benefits to its executive officers.

Our Company has entered into a contract with Concorde Consulting, a company owned 100% by Mr. Curtis Sparrow for providing services as Chief Financial Officer to our Company for Cdn $15,000 per month. As of September 30, 2017, our Company owed Concorde Consulting $Nil for services provided to our Company.

On June 20, 2013, and as herein reported under the Executive Compensation Summary table above, our Board granted Dr. Schmid and Mr. Sparrow, as directors of our Company, options to purchase 450,000 shares each of common stock at an exercise price of $0.05 per common share, one-third vesting immediately, one-third vesting on June 20, 2014, and one-third on June 20, 2015. These options were to expire on June 20, 2018.

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On September 19, 2014, and as herein reported under the Executive Compensation Summary table above, our Board granted Dr. Schmid and Mr. Sparrow, as directors of our Company, options to purchase 600,000 shares of common stock at an exercise price of $0.38 per common share, one-third vesting immediately and the remaining vesting one-third on September 19, 2015, and one-third on September 19, 2016. These options expire on September 19, 2019.

Outstanding Equity Awards Granted to Executive Officers at September 30, 2017
	Options Awards (1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Portwest Investments Ltd. (1)	1,000,000	–	–	$0.05	06/20/2018	–	–	–	–
Portwest Investments Ltd. (2)	1,200,000	–	–	$0.38	09/19/2019	–	–	–	–
Concorde Consulting (3)	500,000	–	–	$0.05	06/20/2018	–	–	–	–
Concorde Consulting (4)	1,200,000	–	–	$0.38	09/19/2019	–	–	–	–

(1)	On June 20, 2013, Portwest, a company owned 100% by Dr. Horst A. Schmid, was granted options to purchase 1,000,000 shares of common stock for providing consulting services as President and Chief Executive Officer of our Company, half vesting immediately and the other half vesting on June 20, 2013. See the Executive Compensation table for more disclosure. On June 8, 2018, Portwest exercised 1,000,000 option shares at an exercise price of $0.05 by way of a cashless exercise to acquire a total of 285,714 common shares of our Company, based upon the market value of our Company’s common stock of $0.07 per share on June 8, 2018, whereby 714,286 common shares were withheld by our Company to pay for the exercise price of the options.

(2)	On September 19, 2014, our Board granted Portwest, options to purchase 1,200,000 shares of common stock at an exercise price of $0.38 per share of common stock, with one-half vesting immediately and one-half vesting on September 19, 2015. See the Executive Compensation table for more disclosure. As of the date of this report Portwest had not exercised any of these stock options.

(3)	On June 20, 2013, Concorde Consulting, a company owned 100% by Mr. Curtis Sparrow, was granted options to purchase 1,000,000 shares of common stock for providing consulting services as Chief Financial Officer of our Company, half vesting immediately and the other half vesting on June 20, 2013. See the Executive Compensation table for more disclosure. On August 12, 2013, Concorde Consulting acquired 500,000 common shares, upon exercising stock options, at an exercise price of $0.05 per share of common stock. On June 8, 2018, Concorde exercised 500,000 option shares at an exercise price of $0.05 by way of a cashless exercise to acquire a total of 142,857 common shares of our Company, based upon the market value of our Company’s common stock of $0.07 per share on June 8, 2018, whereby 357,143 common shares were withheld by our Company to pay for the exercise price of the options.

(4)	On September 19, 2014, our Board granted Concorde Consulting, options to purchase 1,200,000 shares of common stock at an exercise price of $0.38 per share of common stock, with one-half vesting immediately and one-half vesting on September 19, 2015. See the Executive Compensation table for more disclosure. As of the date of this report Concorde Consulting had not exercised any of these stock options.

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DIRECTOR COMPENSATION

On November 28, 2005 and as amended on December 4, 2013, our Board adopted the Deep Well Oil & Gas, Inc. Stock Option Plan. The Stock Option Plan was approved by the majority of shareholders at the February 24, 2010 general meeting of shareholders. The Stock Option Plan is administered by our Board and permits options to acquire shares of Deep Well’s common stock to be granted to directors of our Company. The vesting of such director options will occur only if the holder of the options continues to provide services to us during the immediate annual period preceding the relevant vesting date. The options will terminate at the close of business five years from the date of grant.

On June 20, 2013, our Board granted each of its directors, Dr. Horst A. Schmid, Mr. Said Arrata, Mr. Satya Das, Mr. David Roff, Mr. Curtis Sparrow and Mr. Malik Youyou, options to purchase 450,000 shares each of common stock at an exercise price of $0.05 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on June 20, 2014, and one-third on June 20, 2015. These options were to expire on June 20, 2018. Between June 8 to 10, 2018, five directors exercised a total of 1,500,000 option shares at an exercise price of $0.05 by way of a cashless exercise to acquire a total of 428,570 common shares (85,714 common shares each) of the Company, based upon the market value of the Company’s common stock of $0.07 per share on June 8, 2018, whereby 1,071,430 common shares were withheld by the Company to pay for the exercise price of the options.

On December 4, 2013, our Board appointed Mr. Pascal Nodé-Langlois as a director and in connection with the appointment our Board granted Mr. Nodé-Langlois an option to purchase 450,000 shares of common stock at an exercise price of $0.34 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on December 4, 2014, and one-third on December 4, 2015, with such options expiring on December 4, 2018.

On September 19, 2014, our Board granted each of its directors, Dr. Horst A. Schmid, Mr. Said Arrata, Mr. Satya Das, Mr. Pascal Nodé-Langlois, Mr. David Roff, Mr. Curtis Sparrow and Mr. Malik Youyou, options to purchase 600,000 shares each of common stock at an exercise price of $0.38 per share of common stock, 200,000 vesting immediately and the remaining vesting one-third on September 19, 2015, and one-third on September 19, 2016, with such options expiring on September 19, 2019.

On November 17, 2014, our Board appointed Mr. Colin Outtrim as a director and in connection with Mr. Outtrim’s appointment our Board granted Mr. Outtrim an option to purchase 600,000 shares each of common stock at an exercise price of $0.23 per share of common stock, 200,000 vesting immediately and the remaining vesting one-third on November 17, 2015, and one-third on November 17, 2016, with such options expiring on November 17, 2019.

For the year ended September 30, 2017, our Company recorded share-based compensation expense related to stock options in the amount of $2,314 (September 30, 2016 - $237,971) on the stock options that were previously granted. As of September 30, 2017, there was no remaining unrecognized compensation cost related to option awards. Compensation expense is based upon straight-line depreciation of the grant-date fair value over the vesting period of the underlying unit option.

Director Compensation at September 30, 2017
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Horst A. Schmid	Disclosed in the Summary Compensation Table above.
Mr. Said Arrata(1)	–	–	–	–	–	–	–
Mr. Satya Brata Das(2)	–	–	–	–	–	–	–
Mr. Pascal Nodé-Langlois(3)	–	–	–	–	–	–	–
Mr. Colin P. Outtrim(4)	–	–	2,314	–	–	–	2,314
Mr. David Roff(5)	–	–	–	–	–	–	–
Mr. Curtis James Sparrow	Disclosed in the Summary Compensation Table above.
Mr. Malik Youyou(6)	–	–	–	–	–	–	–

(1)	Mr. Said Arrata has served our Company as director since March 8, 2011. Mr. Arrata has no outstanding unvested stock options.

(2)	Mr. Satya Brata Das has served our Company as director since March 8, 2011. Mr. Das has no outstanding unvested stock options.

(3)	Mr. Pascal Nodé-Langlois has served our Company as director since December 4, 2013. Mr. Nodé-Langlois has no outstanding unvested stock options.

(4)	Mr. Colin P. Outtrim has served our Company as director since November 17, 2014. Disclosed herein is the estimated valuation for Mr. Outtrim’s stock options that vested on November 17, 2016.

(5)	Mr. David Roff has served our Company as director since April 3, 2006. Mr. Roff has no outstanding unvested stock options.

(6)	Mr. Malik Youyou has served our Company as director since August 20, 2008. Mr. Youyou has no outstanding unvested stock options.

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RELATED PARTY TRANSACTIONS

We have no written polices or procedures to review, approve or ratify with related persons; however our Board of Directors reviews and approves all transactions with related persons.

Our Company plans to develop a policy and procedure to ensure the disclosure and review of transactions involving our Company and related-persons. Currently our management submits regular Board updates to our entire Board of Directors for review and discussion. These Board updates include, but are not limited to, current financial status and related-party transactions. These Board updates facilitate discussions between our Board of Directors with management. We recorded the following related party transactions for the year ended September 30, 2017, which were more than $120,000 in the fiscal year with related parties. For further information see “Executive Compensation” disclosed herein:

For the fiscal year ending September 30, 2017 and September 30, 2016, we paid Concorde Consulting, a company 100% owned by Mr. Curtis James Sparrow, $144,234 and $135,828, respectively, for consulting services provided to our Company for professional services provided to our Company as Chief Financial Officer and Corporate Secretary. Mr. Sparrow is also a director of our Company.

CHANGES IN CONTROL

Except as described below, Deep Well is not aware of any arrangement that may result in a change in control of Deep Well or its subsidiary companies.

As of July 31, 2018, and based solely on Mr. Malik Youyou’s filed Form 4s and most recent Schedule 13D, Mr. Youyou, a director of our Company, beneficially owns 115,456,091 common shares of Deep Well, representing 49.9% of Deep Well’s outstanding shares of common stock (assuming the exercise of all outstanding options held by Mr. Youyou).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Company’s officers, directors and persons who beneficially own more than 10% of a registered class of our Company’s equity securities to file reports of ownership and changes in ownership with the SEC, and to furnish to our Company copies of such reports.

Based solely on the review of Forms 3 and 4 received by our Company during the September 30, 2017 fiscal year, as required under Section 16(a)(2) of the Exchange Act, the following directors, although they reported all their transactions as required on either a Form 3 or Form 4, did not report on a timely basis: Mr. Malik Youyou, a director and a 10% or more beneficial owner of our Company, filed one Form 4 late (relating to 2 transactions) and MP West Canada S.A.S., a 10% or more beneficial owner of our Company, filed one Form 3 late (relating to 1 transaction).

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ACTION NO. 1

ELECTION OF DIRECTORS

General

Our by-laws provide that the total number of Directors constituting the entire Board shall be not less than 3 nor more than 15, with the then-authorized number of Directors being fixed from time to time by the Board. Directors need not be Stockholders. Each Director shall hold office until a successor is duly elected and qualified or until the Director’s earlier death, resignation, disqualification or removal. The members of the Board shall serve until the next annual meeting of Stockholders and until their successors have been elected. Directors shall be elected by a plurality of the votes cast at a meeting of Stockholders by the holders of shares present in person or represented by proxy at the meeting and entitled to vote in the election.

Currently our Board of Directors consists of eight members, all of whom are being re-elected pursuant to that on or about July 31, 2018, the Company’s Board of Directors and the Majority Stockholders, as permitted under the Nevada Revised Statutes and the Amended By-laws of the Company, adopted the Written Consent, in lieu of an annual or special meeting of the Company’s Stockholders.

Each of the nominees listed below has agreed to serve until the next General Meeting of Stockholders.

None of our directors or executive officers is related to one another.

The following sets forth information, as of the date of this Information Statement concerning the eight director nominees re-elected to serve on the Company’s Board of Directors:

Name	Age	Director Since	Position/Office
Dr. Horst A. Schmid	85	2004	Director and Chairman of the Board, President and Chief Executive Officer
Mr. Said Arrata	77	2011	Director
Mr. Satya Brata Das	62	2011	Director
Mr. Pascal Nodé-Langlois	71	2013	Director
Mr. Colin P. Outtrim	68	2014	Director
Mr. David Roff	47	2006	Director
Mr. Curtis Sparrow	61	2004	Director and Chief Financial Officer, Corporate Secretary and Treasurer
Mr. Malik Youyou	65	2008	Director

Business Experience

Dr. Horst A. Schmid has served as director and Chairman of the Board of Deep Well since February 6, 2004. Since June 29, 2005, he has been the Chief Executive Officer and President of Deep Well. From September 1996 to present, Dr. Schmid has been the director, President and Chief Executive Officer of Portwest Investment Ltd., a private firm, located in Edmonton, Alberta, Canada. Prior to that, Dr. Schmid spent 15 years as Cabinet Minister for the Government of Alberta and 10 years as Commissioner General for Trade and Tourism for the province of Alberta. During that time, he was involved in numerous successful overseas negotiations for the Alberta oil and gas industry, achieving major contracts for Alberta exploration and production service companies. He is the recipient of many Canadian and international awards for his accomplishments. Dr. Schmid received an Honorary Law Degree from the University of Alberta.

Mr. Said Arrata has served as director of Deep Well since March 8, 2011. Mr. Arrata is a highly experienced energy executive who brings a sophisticated understanding of energy company development to the Deep Well Board. Mr. Arrata is the chairman of the board of directors and chief executive officer of Sea Dragon Energy Inc., a firm domiciled in Calgary, Alberta, devoted exclusively to overseas production, and concentrated in Egypt. In 2007 the company he co-founded, Centurion Energy, was sold for $1.2 billion to Dana Gas Inc. and Mr. Arrata subsequently established Sea Dragon Energy Inc. Since May of 2007, Mr. Arrata has been a board member of Dan Gas Inc., a company which operates oil and gas concessions in Egypt and the Province of Kurdistan. Reputed as a company-builder, he focused on building maximum value for shareholders during his more than 40 years in the oil and gas industry during which he held management and board positions with major oil and gas companies in Canada and overseas. Mr. Arrata holds a B.Sc. degree in Petroleum Engineering along with several post-graduate accreditations at various universities in North America and is an active member of several professional engineering and industry associations.

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Mr. Satya Brata Das has served as director of Deep Well since March 8, 2011. Mr. Satya Brata Das is a seasoned strategist, author, board director and policy guru. Mr. Das’ guidance and counsel is highly valued in the public, private and philanthropic sectors. Mr. Das advised on more than 50 major files for the governments of Canada, Alberta, and municipalities. Mr. Das’ private sector engagement ranges from start-ups to listed firms. Building on a distinguished career in journalism in the last quarter of the 20th century, Mr. Das launched his advisory firm Cambridge Strategies Inc. at the turn of the millennium. Mr. Das’ proven skills in integrating the political, economic, societal and cultural dimensions of policy challenges have brought effective results to professional and voluntary endeavours. Mr. Das pioneered values-based public policy, using quantitative measures of citizen values to win social license and widespread societal support. Mr. Das is a frequent commentator and public speaker in both national languages, in media and on stage. A best-selling author, Mr. Das’ books include Dispatches from a Borderless World; The Best Country: Why Canada Will Lead the Future and Green Oil: Clean Energy for the 21st Century?. Mr. Das’ volunteer work is deeply informed with a lifelong commitment to human rights as a way of life, and the principles of human dignity espoused by M.K. Gandhi.

Mr. Pascal Nodé-Langlois has served as a director of Deep Well since December 4, 2013. Mr. Nodé-Langlois is a French entrepreneur with a broad experience in banking. In 1975, he founded in Switzerland, the company Stock and Commodity Services SA (“SCS”). In 1991, SCS became Banque SCS Alliance SA (BSA), a fully licensed Swiss bank with branches in Switzerland and subsidiaries abroad. In 2006, after a consistent career of more than 30 years as the principal owner, Managing Director and Chairman of the Board of BSA (previously SCS), Mr. Nodé-Langlois sold his stake in the bank. In 2007, he founded a new financial boutique, in Luxembourg: Voltaire Group SA. This company operates as a holding company. It acquires majority participations and/or creates operating companies with the aim to cover a large portion of the different financial services corresponding to the field of expertise that Mr. Nodé-Langlois developed during his previous activity in banking. Its main present participation is PARfinance SA, a Swiss registered wealth management company.

Mr. Colin P. Outtrim has served as director of Deep Well since November 17, 2014. Mr. Outtrim is a highly experienced petroleum engineer bringing with him extensive reservoir appraisal knowledge to the Company. Mr. Outtrim has over 40 years of experience in the global petroleum reserves and resources industry and has conducted and or participated in several hundred reservoir engineering and economic evaluation projects covering oil, gas and geothermal properties in all parts of the world having asset values from between one million to 20 billion dollars. Early in his career he worked with the Alberta Government Energy Resources and Conversation Board (now known as the Alberta Energy Regulator or “AER”) as a Reserves Engineer assessing the Alberta oil sands, at which time he also published and co-authored a paper entitled “The Oil Sands Reserves of Alberta”. From 1992 to 2004, he was the co-founder, President and CEO of Outtrim Szabo Associates Ltd. which served petroleum companies undertaking energy developments around the world. In 2004, Outtrim Szabo Associates Ltd. was acquired by DeGolyer and Mr. Outtrim became president and a director of DeGolyer until his retirement in 2012. From 2008 to 2012, the Company engaged DeGolyer to prepare the Company’s independent reserves and resources analysis reports, at which time Mr. Outtrim was providing independent consulting engineering services to the Company through DeGolyer. His career has provided him broad experience reporting to audit committees as a “qualified reserves evaluator and auditor”. He is one of a few expert members from around the world selected to sit on and serve as a technical member of the Experts Group sub-committee on the United Nations Economic Commission for Europe, the United Nations Framework Classification for the standardization of petroleum reserves and resource definitions, and has recently completed a three-year term on the board of trustees of the Society of Petroleum Engineers Canadian Educational Trust Fund as trustee and treasurer. He is currently serving as director and reserves audit committee chairman of CaiTerra International Energy Corporation and currently provides reservoir engineering advisory services to Tallahassee Resources Inc. He is also the past chairman of the Petroleum Society of the Canadian Institute of Mining. Mr. Outtrim holds a Bachelors of Applied Science in Geological Engineering from the University of British Columbia and is a registered Petroleum Engineer. Mr. Outtrim completed his professional qualifications at the highest level with the Institute of Corporate Directors and attained his ICD.D designation.

Mr. David Roff has served as a director of Deep Well since April 3, 2006. Mr. Roff is the Vice President, Business Development at Cranson Capital, an Exempt Market Dealer a position he has held since Sept 2017. He is also a real estate advisor to Globalive Capital a position he has held since April 2015. Globalive Capital is a family office. Mr Roff is also co-president of Brave Investment Corporation, a private consulting and investment company and has held this position since 2001. He has over twenty years experience investing in, building and operating companies. Mr. Roff is a Chartered Professional Accountant and obtained his designation while working at Coopers & Lybrand Consulting. He also has a B.A. degree from the University of Western Ontario. Mr. Roff a director of Findev (FDI).

Mr. Curtis James Sparrow has served as director of Deep Well since February 6, 2004. Mr. Sparrow has also been the Chief Financial Officer, Corporate Secretary and Treasurer of Deep Well. Since the mid-1980s, Mr. Sparrow has been a self-employed management consultant specializing in the natural resource sector. Mr. Sparrow has been involved in the oil and gas industry in various capacities for over 38 years. He has held directorships and senior officer positions with junior exploration and development companies before becoming a self-employed consultant. He has also participated in the marketing side of the oil and gas industry, and was part of an acquisition team formed to assess and develop a bid for a multi-billion dollar integrated oil company. His experience also includes corporate and project management, international businesses and mining. Mr. Sparrow is a National Association of Corporate Directors (“NACD”) Governance Fellow. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community, and access to leading practices. The NACD is the recognized authority focused on advancing exemplary board leadership and establishing leading boardroom practices. Mr. Sparrow received his Bachelor of Science Degree in Engineering and Master’s Degree in Business Administration from the University of Alberta. Mr. Sparrow is also a registered Professional Engineer.

Mr. Malik Youyou has served as director of Deep Well since August 20, 2008. Mr. Youyou is an experienced international entrepreneur, investor and director of several companies. With more than three decades of business experience in highly competitive global markets, beginning in his native France, Mr. Youyou brings a strong international perspective to Deep Well's Board. Mr. Youyou has created and led several companies involved in the development, branding, and marketing of luxury goods from leading international houses.

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Manner of Approval - No Vote Required

The Majority Stockholders of the Company has approved the re-election of the Company’s eight named directors listed above. This Action received the affirmative FOR vote of a majority of Stockholders on the Written Consent. Section 78.320 of the Nevada Revised Statutes permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting provided that written consents are received from Stockholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since the Written Consent received by the Company represents 52.9% of the Company’s outstanding voting stock on the record date, that being the date the Written Consent was delivered, received and approved on July 31, 2018, is sufficient to approve the re-election of its current directors to serve on its Board of Directors and no further votes, approvals or consent of Stockholders is required to approve and or authorize this Action. Directors are elected by a plurality of the votes cast. This means that the individuals nominated for election to the Board of Directors as directors who receive the most FOR votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected directors.

Recommendation of the Board of Directors

The Board of Directors agree with the Written Consent of a majority of its Stockholders and approve a vote FOR this Action to re-elect the above named nominees to serve on its Board of Directors until the next annual meeting of Stockholders and until their successors have been elected.

Effective Date

This Action will become effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about August 15, 2018.

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AUDIT COMMITTEE REPORT

The entire Board of Directors acted as our Audit Committee for the prior fiscal year ended September 30, 2016 and the fiscal year ended September 30, 2017. The following report of the Board of Directors shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates the reference in any such document. We have not adopted standards for director independence, but in making a determination on our Board of Director’s independence under the standards for independence set forth by the NASDAQ Stock Market Rule 5605(a)(2), we determined that as of September 30, 2017, our Board of Directors consisted of five independent and three non-independent directors. We have an independent audit committee financial expert on our Board of Directors. Mr. David Roff a director serving on our Board of Directors is a chartered accountant, with a B.A. degree from the University of Western Ontario, has worked as an auditor from 1995 to 1998. Mr. David Roff is a Certified Public Accountant in good standing since 1995 to present.

The Board of Directors acting as our Audit Committee reviews the Company's financial reporting process. In addition, the Board of Directors acting as our Audit Committee has the authority to engage public accountants to audit our annual financial statements and to determine the scope of the audit to be undertaken by such accountants.

Management has the primary responsibility for the financial statements and the reporting process to the Securities and Exchange Commission. The Company's independent registered public accounting firm for the prior fiscal year ended September 30, 2016, Turner, Stone & Company, L.L.P., (“Turner Stone”), is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. Turner Stone reported directly to management and management reported directly to the Board of Directors. The Board of Directors reviewed and discussed with management the Company's audited financial statements as of and for the prior fiscal year ended September 30, 2016. The Company's independent registered public accounting firm for the fiscal year ended September 30, 2017, Turner Stone”, is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. Turner Stone reported directly to management and management reported directly to the Board of Directors. The Board of Directors reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended September 30, 2017.

Management has discussed with Tuner Stone the matters required to be discussed by Statement on Auditing Standards No. 61 as amended, as adopted by Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

For the prior fiscal year ended September 30, 2016, the Board of Directors has received and reviewed the written disclosures and the letter to management from Tuner Stone, as required by the applicable requirements of the PCAOB regarding Tuner Stone’s communications, with management, concerning independence and has discussed with Tuner Stone its independence. Management has discussed with the Board of Directors and has considered whether the provision of services provided by Tuner Stone related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q and annual report on Form 10-K for the prior year ended September 30, 2016, including the Company’s quarterly reports on Form 10-Q for the periods ending December 31, 2016, March 31, 2017 and June 30, 2017, were compatible with maintaining Turner Stone’s independence.

For the prior fiscal year ended September 30, 2017, the Board of Directors has received and reviewed the written disclosures and the letter to management from Tuner Stone, as required by the applicable requirements of the PCAOB regarding Turner Stone’s communications, with management, concerning independence and has discussed with Turner Stone its independence. Management has discussed with the Board of Directors and has considered whether the provision of services provided by Tuner Stone related to the audit of the financial statements referred to above included in the Company's annual report on Forms 10-K for the year ended September 30, 2017, were compatible with maintaining Turner Stone’s independence.

Based on the reviews and discussions referred to above, the Board of Directors acting as the Audit Committee determined that the audited financial statements referred to above be accepted and included in the Annual Report on Form 10-K accompanying this Information Statement for the fiscal year ended September 30, 2017 and the prior fiscal year ended September 30, 2016 as filed with the Securities and Exchange Commission.

By the Board of Directors acting as our Audit Committee.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ FEES

The following table is a summary of the fees billed to us by Turner Stone for professional services for the fiscal years as disclosed in the table below:

Fee Category	Fees Billed in Fiscal 2017	Fees Billed in Fiscal 2016

Audit Fees	$40,720	$25,000
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total Fees	$40,720	$25,000

Audit Committee Pre-Approval Policies and Procedures

Provisionally our entire Board, which has a majority of independent directors, will act and fulfill the role of our audit committee.

Our Board of Directors, acting as the Audit Committee, engaged Turner Stone as our independent registered public accounting firm, effective February 9, 2017, to audit and render an opinion on our consolidated financial statements for the fiscal year ending September 30, 2017 and to review our quarterly consolidated financial statements for the periods ending December 31, 2016, March 31, 2017 and June 30, 2017. Our Board of Directors, acting as the Audit Committee, engaged Turner Stone as our independent registered public accounting firm, effective July 14, 2017, to audit and render an opinion on our consolidated financial statements for the fiscal year ending September 30, 2016 and to review our quarterly consolidated financial statements for the periods ending December 31, 2015, March 31, 2016 and June 30, 2016. Our Board of Directors, acting as the Audit Committee, pre-approved all audit and non-audit services provided by Turner Stone for the fiscal years ending September 30, 2017 and September 30, 2016. Further our Board of Directors, acting as the Audit Committee, considered the nature and amount of the fees billed by Turner Stone, and believes that the provision of the services for activities unrelated to the audit of our September 30, 2017 and September 30, 2016 financial statements is compatible with maintaining the independence of Turner Stone.

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ACTION NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PRIOR

FISCAL YEARS ENDING SEPTEMBER 30, 2015, 2016 and 2017

General

On July 14, 2017, the Board of Directors of our Company, acting as the Audit Committee of our Company, and approved the dismissal of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as our Company’s independent registered public accounting firm. Sadler Gibb was engaged by us on October 6, 2015 to audit our consolidated financial statements for the fiscal year ending September 30, 2015 and to perform reviews of our unaudited quarterly financial information for the periods ending December 31, 2015, March 31, 2016 and June 30, 2016. Sadler Gibb audited our Company’s consolidated financial statements for the prior fiscal years ending September 30, 2013 and September 30, 2014.

In connection with our audited consolidated financial statements for the fiscal years ending September 30, 2013 and September 30, 2014, Sadler Gibb’s audit reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Board of Directors of our Company were dissatisfied with the length of time that it was taking to complete the audit of our financial statements for the fiscal year ending September 30, 2015. Differences of opinion between our Company and Sadler Gibb resulted in significant delays in the filing our consolidated financial statements. These differences and the reasons for the delays were not resolved prior to the dismissal of Sadler Gibb, and therefore Sadler Gibb did not complete its audit and render a report of its opinion on our consolidated financial statements for the fiscal year ended September 30, 2015.

There are no “reportable events” listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

Management of our Company discussed the disagreements with our Board of Directors and Sadler Gibb. Management provided to Sadler Gibb a copy of the disclosures contained in our Company’s current report on Form 8-K, as filed with the commission on July 20, 2107, and requested that Sadler Gibb provide us with a letter, addressed to the U.S. Securities and Exchange Commission, stating whether or not Sadler Gibb agrees with our statements. A copy of Sadler Gibb’s response letter is incorporated by reference as exhibit 16.1 as filed with our current report on Form 8-K filed on July 20, 2017 with the securities and exchange commission.

Our Company’s Board of Directors, acting as the Audit Committee, engaged Turner, Stone & Company, L.L.P., (“Turner Stone”) as our new independent registered public accounting firm, effective July 14, 2017, to audit and render an opinion on our consolidated financial statements for the fiscal years ending September 30, 2015 and September 30, 2016 and to review our quarterly consolidated financial statements for the periods ending December 31, 2015, March 31, 2016 and June 30, 2016. Our Company authorized Sadler Gibb to respond fully to the inquiries of Turner Stone. Our Company provided Turner Stone with our current report on Form 8-K, as previously filed, for its review and had given Turner Stone the opportunity to furnish to us a letter addressed to the U.S. Securities and Exchange Commission containing any new information, clarification of our Company’s expression of its views, or the respects in which it does not agree with the statements made by our Company as disclosed in our current report on Form 8-K filed on July 20, 2017.

Our Company’s Board of Directors, acting as the Audit Committee, engaged Turner Stone to be the Company’s independent registered public accounting firm, effective February 9, 2018, to audit and render an opinion on our consolidated financial statements for the fiscal year ending September 30, 2017 and review our quarterly consolidated financial statements for the periods ending December 31, 2016, March 31, 2017 and June 30, 2017.

Manner of Approval - No Vote Required

The Majority Stockholders of the Company has acknowledged and ratifiedTurner Stone, as the Company’s independent registered public accounting firm, for the annual audit of the prior years ending September 30, 2015, 2016 and 2017 and the review of our Company’s Company’s fiscal quarters ending December 31, 2015, March 31, 2016, June 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017. This Action received the affirmative FOR vote of a majority of Stockholders on the Written Consent. Section 78.320 of the Nevada Revised Statutes permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting provided that written consents are received from Stockholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since the Written Consent received by the Company represents 52.9% of the Company’s outstanding voting stock on the record date, that being the date the Written Consent was delivered and received on July 31, 2018, is sufficient to ratify the prior appointment and no further votes, approvals or consent of Stockholders is required to approve and or authorize this Action.

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Recommendation of the Board of Directors

The Board of Directors agree with the Written Consent of a majority of its Stockholders and approve a vote FOR this Action to ratify the prior year’s appointments of Tuner Stone as the Company’s independent registered public accounting firm for the annual audit of the Company’s prior fiscal years ending September 30, 2015, 2016 and 2017, and review of our Company’s fiscal quarters ending December 31, 2015, March 31, 2016, June 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017.

Effective Date

The ratification of the prior appointment of Tuner Stone as our independent registered public accounting firm, for the review of the Company’s fiscal quarters ending December 31, 2015, March 31, 2016, June 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, will be effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about August 15, 2018.

The ratification of the prior appointment of Turner as our independent registered public accounting firm, for the annual audit of the Company’s fiscal years ending September 30, 2015, 2016 and 2017, will be effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about August 15, 2018.

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ACTION NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING SEPTEMBER 30, 2018

General

Turner, Stone & Company, L.L.P., (“Turner Stone”) has been selected to serve as the Company’s independent registered public accounting firm, for the fiscal year ending September 30, 2018, unless our Board of Directors subsequently determines that a change is desirable.

Manner of Approval - No Vote Required

The Majority Stockholders of the Company has acknowledged and ratified the appointment of Tuner Stone to serve as the Company’s independent registered public accounting firm, for the Company’s fiscal year ending September 30, 2018. This Action received the affirmative FOR vote of a majority of Stockholders on the Written Consent. Section 78.320 of the Nevada Revised Statutes permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting provided that written consents are received from Stockholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since the Written Consent received by the Company represents 52.9% of the Company’s outstanding voting stock on the record date, that being the date the Written Consent was delivered, received and approved on July 31, 2018, is sufficient to ratify the appointment and no further votes, approvals or consent of Stockholders is required to approve and or authorize this Action.

Recommendation of the Board of Directors

The Board of Directors agree with the Written Consent of a majority of its Stockholders and approve a vote FOR this Action to ratify the appointment of Tuner Stone as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

Effective Date

The ratification of the prior appointment of Tuner Stone as our independent registered public accounting firm, for the fiscal year ending September 30, 2018, will be effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about August 15, 2018.

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ACTION NO. 4

SAY-ON-PAY ADVISORY VOTE TO APPROVE

THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

General

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Information Statement in accordance with the rules of the SEC.

The compensation of our named executive officers subject to the vote is disclosed under Executive Compensation and the related narrative disclosure contained in this Information Statement.

This vote is also commonly known as a “Say-on-Pay” vote, which gives our shareholders, the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our named executive officers described in this Information Statement. Our Board oversees our executive compensation of our named executive officers. We entered into a certain agreement with a company owned by Mr. Curtis Sparrow on July 1, 2005.

In addition to the “Say-on-Pay” shareholder vote, shareholders are requested to vote, on an advisory (non-binding) basis, on how frequently we should present shareholders with a Say-on-Pay vote on the compensation of our named executive officers. Shareholders may elect to have a Say-on-Pay vote held annually every year, every two years or every three years. As required under SEC rules, this non-binding “Frequency Vote” must be considered by shareholders at least once every six years. The last “Frequency Vote” was held on September 17, 2014. The next “Frequency Vote” will be on or before September 17, 2020.

Compensation Arrangements for Executive Officers

The Company currently does not provide retirement benefits to its executive officers. The Board of the Company regularly reviews all compensation paid to executive officers of the Company.

The Company has entered into the following agreement with the following company for services of certain executive officers of the Company:

1.	Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow for providing services as Chief Financial Officer for Cdn $15,000 per month. This consulting fee of Cdn $15,000 per month has remained unchanged since the February 2004.

Dr. Horst A. Schmid is not paid a consulting fee for his services as President and Chief Executive Officer of our Company.

Manner of Approval - No Vote Required

The Majority Stockholders of the Company have indicated their support for the compensation of our named executive officers as described in this Information Statement by casting a non-binding advisory vote FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion in this Information Statement, is hereby APPROVED.”

This shareholder vote on the named executive officer compensation is advisory, and therefore will not be binding on the Company or on our Board and will not affect, limit or augment any existing compensation or awards. However, we value our shareholders’ opinions and the Board will take into account the outcome of the vote when considering future compensation arrangements.

Recommendation of the Board of Directors

The Board of Directors agree with the Written Consent of a majority of its Stockholders and approve on an advisory basis FOR this Action to approve and support the compensation of the Company’s named executive officers.

Effective Date

This Action will become effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about August 15, 2018.

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QUESTIONS AND ANSWERS ABOUT THIS

INFORMATION STATEMENT OF DEEP WELL OIL & GAS, INC.

On July 31, 2018, a majority of the Company’s Stockholders executed a Written Consent in lieu of a special meeting pursuant to Nevada Revised Statutes Section to approve the Actions as disclosed in this Information Statement. The following questions and answers some questions you may have regarding this information statement. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this information statement.

Q:	Why did you send me this information statement?
A:	You are being sent this Information Statement to inform you about recent corporate actions taken by the holders of a majority of the voting power of our Company’s issued and outstanding common stock by executing a written consent in lieu of a meeting of Stockholders. You are not required to take any action with respect to any of the information set forth in this Information Statement.

Q:	Who may receive this Information Statement?
A:	The Board of Directors has fixed the close of business on July 31, 2018, as the record date for the determination of Stockholders entitled to receive this Information Statement, that date being the date that our Company received the Written Consent from a majority of its Stockholders.

Q:	Will the actions taken by written consent also be submitted to all of the Company’s stockholders for approval?
A:	No, we are not asking you to vote. Under Nevada Revised Statutes Section 78.320 and the Company’s By-laws, a stockholder action taken by written consent in lieu of a meeting is effective as if taken at a meeting of the Company’s Stockholders. No further stockholder approval is necessary and there will be no meeting specifically called for the purpose of approving again the actions taken by written consent described herein. Under Rule 14(c) of the Exchange Act, the actions approved by the majority stockholder on July 31, 2018, will become effective at least 40 calendar days after the date this information is sent or given to our Stockholders.

Q:	What vote was required to authorize and approve the actions taken by the Written Consent in lieu of a meeting of stockholders?
A:	Under Nevada law and pursuant to the Company’s amended By-laws, any action required or permitted to be taken at a meeting of the Company’s Stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by Stockholders holding at least a majority of the voting power entitled to consent thereto. Stockholders holding an aggregate of greater than 52.9% of the voting power of the Company executed the Written Consent for the corporate actions disclosed in this Information Statement.

Q:	Do the Company’s stockholders have any dissenters’ rights or rights of appraisal with respect to the actions described in this information statement?
A:	No. Under Nevada law, our Stockholders do not have dissenters’ or appraisal rights in connection with any of the stockholder actions taken by Written Consent in lieu of a meeting described in this Information Statement.

Q:	What was the purpose of the Written Consent by a majority of stockholders in lieu of a meeting of stockholders?
A:	1.) to re-elect the Company’s Board of Directors until the next meeting of Stockholders;

2.) to ratify the appointment of Turner Stone. which served as the Company’s independent registered public accounting firm for the prior fiscal years ended September 30, 2015, 2016 and 2017;

3.) to ratify the appointment of Tuner Stone to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; and

4.) to hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers.

Q:	What is the difference between a stockholder of record and a beneficial owner of the Company’s common stock?
A:	Most of our Stockholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own name. As summarized below, there are some distinctions between shares held as a stockholder of record and those beneficially owned.

Stockholders of Record

If your shares of the Company’s common stock are registered directly in your name with our transfer agent, Manhatten Transfer Registrar Company, you are considered, with respect to those shares, the stockholder of record, and these Information Statement materials are being sent directly to you by our Company.

Beneficial Owners

If your shares of the Company’s common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and these Information Statement materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record.

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Q:	Did the Board of Directors approve the actions subject to this Information Statement?
A:	Our Board of Directors approved the decisions on the actions as described in the Written Consent in lieu of a meeting Stockholders on July 31, 2018, the day the Company received the Written Consent of a majority of its Stockholders.

Q:	How many shares of common stock were eligible to consent to the actions described in this information statement and who was eligible to take action by written consent in lieu of meeting?
A:	As of July 31, 2018, the date of the Written Consent of the majority stockholder was received by the Company, there were 230,574,603 shares of common stock issued and outstanding and eligible to vote with respect to actions to be taken by our Stockholders.

Q:	When may the Company take the actions approved by the Company’s stockholders in the Written Consent in lieu of meeting of stockholders?
A:	We may effect the amendment to our Articles of Incorporation, as amended, at least 40 calendar days after the date this Information Statement is sent or given to our Stockholders.

Q:	How can I obtain a copy of our most current financial statements?
A:	A copy, free of charge, of our financial statements for the fiscal year ended on September 30, 2017 included in our Annual Report on Form 10-K and our most recent Quarterly Reports on Form 10-Q, can be obtained without charge by contacting Deep Well Oil & Gas, Inc. at 780-409-8144 or you may download a copy of our current financial statements from our website at www.deepwelloil.com or www.DWOG.com.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have any questions about this Information Statement, you should contact our Corporate Secretary, Mr. Curtis Sparrow:

Deep Well Oil & Gas, Inc.

Suite 700, 10150 – 100 Street

Edmonton, Alberta T5J 0P6

www.deepwelloil.com

email: info@deepwelloil.com

Telephone: 780-409-8144

Attention: Mr. Curtis Sparrow

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APPENDIX “A”

DEEP WELL OIL & GAS, INC.

Suite 700, 10150 – 100 Street

Edmonton, Alberta T5J 0P6, Canada

Telephone: (780) 409-8144

Fax: (780) 409-8146

NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT MATERIALS

Important Notice Regarding the Availability of Information Statement Material for Corporate Actions taken by Majority Stockholders by Written Consent in lieu of a Meeting of Stockholders of Deep Well Oil & Gas, Inc., a Nevada corporation (the “Company”), on or about July 31, 2018.

The Company is NOT soliciting proxy or consent authority, but is furnishing the Information Statement Materials pursuant to Rule 14a-6 (under Rule 14c-2) of the Securities Exchange Act of 1934, as amended.

This communication is not a form for voting and presents only an overview of the more complete Information Statement Materials, which contain important information and are available, free of charge, on the Company’s website at www.deepwelloil.com, or by mail as instructed below. We encourage you to access and review all of the important information contained in the Information Statement Materials.

On or about August 15, 2018, the Company filed a Definitive Information Statement on Schedule 14C and related materials (together the “Information Statement Materials”) with the Securities and Exchange Commission (the “Commission”) therein disclosing that on July 31, 2018, Company stockholders owning an aggregate of 121,914,510 shares of the Company’s common stock (representing approximately 52.9% of the 230,574,603 shares of the Company’s common stock issued and outstanding on such date) voted, as permitted by the Nevada Revised Statutes and Amended Bylaws of the Company, by written consent in lieu of a stockholders meeting in favor of the following actions:

1.	To re-elect the following eight directors to serve as the Company’s Board of Directors until the next meeting of Stockholders:

Dr. Horst A. Schmid

Mr. Said Arrata

Mr. Satya Brata Das

Mr. Pascal Nodé-Langlois

Mr. Colin P. Outtrim

Mr. David Roff

Mr. Curtis Sparrow

Mr. Malik Youyou

2.	To ratify the appointment of Turner, Stone & Company LLP to serve as the Company’s independent registered public accounting firm for the prior fiscal years ended September 30, 2015, September 30, 2016 and September 30, 2017;

3.	To ratify the appointment of Turner, Stone & Company LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; and

4.	To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers.

The earliest date of the actions described above will be 40 days following the mailing of this Notice of Internet Availability of Information Statement to stockholders will be September 25, 2018. The Company’s annual report on Form 10-K for the year ended September 30, 2017 and subsequently filed quarterly reports on Form 10-Q, is to accompany the Company’s Information Statement on Schedule 14C is available for downloading from the Company’s website at www.deepwelloil.com or www.DWOG.com.

If you want to receive a paper or email copy of the Information Statement Materials including the Company’s annual report on Form 10-K for the year ended September 30, 2017 or the Company’s subsequently filed quarterly reports on Form 10-Q, you must request them. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before August 24, 2018.

To request the Information Statement Materials via mail or email, you can write to the Company to the attention of Mr. Curtis Sparrow at the address stated above. You can also email the Company at mjgriffiths@deepwelloil.com, or you can call us collect at 780-409-8144. If requesting information via email, please note your request in the subject line of your email.

DEEP WELL OIL & GAS, INC.

/s/ Horst A. Schmid

Dr. Horst A. Schmid

Chairman of the Board

Date: August 15, 2018

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APPENDIX “B”

ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS

OF

DEEP WELL OIL & GAS, INC.

Pursuant to the authority contained in Nevada Revised Statutes 78.390, the undersigned, being the stockholders of DEEP WELL OIL & GAS, INC., a Nevada corporation ("the Corporation"), holding a majority of the voting power of the outstanding shares of capital stock of the Corporation, by executing this written consent and without the formality of convening a meeting, do hereby consent to the following actions of the Corporation, to be effective as of September 25, 2018:

WHEREAS the Corporation has 229,374,605 issued and outstanding shares of its common stock as of May 31, 2018;

AND WHEREAS Nevada Revised Statute Section 78.320 allows the Corporation to take any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if authorized by a written resolution signed by the holders of a majority of the voting power of the issued and outstanding shares of the Corporation’s capital stock;

AND WHEREAS the undersigned stockholders desire to re-elect the following directors to serve as the Corporation’s Board of Directors until the next meeting of stockholders:

Mr. Said Arrata	Mr. David Roff
Mr. Satya Brata Das	Dr. Horst A. Schmid
Mr. Pascal Nodé-Langlois	Mr. Curtis Sparrow
Mr. Colin P. Outtrim	Mr. Malik Youyou

AND WHEREAS the undersigned stockholders desire to ratify and approve the appointment of Turner, Stone & Company LLP, to serve as the Corporation’s independent registered public accounting firm for the prior fiscal years ended September 30, 2015, September 30, 2016 and September 30, 2017;

AND WHEREAS the undersigned stockholders desire to ratify and approve the appointment of Turner, Stone & Company LLP, to serve as the Corporation’s independent registered public accounting firm for the fiscal year ended September 30, 2018;

AND WHEREAS the undersigned stockholders desire to hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers as follows:

Portwest Investments Ltd., a company owned 100% by Dr. Horst A. Schmid, for providing services as Chief Executive Officer and President to the Company for $Nil Cdn per month for fees as per their contract.

Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow for providing services as Chief Financial Officer for $15,000 Cdn per month for fees as per their contract.

NOW, THEREFORE, BE IT RESOLVED THAT:

1.	The undersigned stockholders hereby re-elect the following directors to serve as the Corporation’s Board of Directors until the next meeting of stockholders:

Mr. Said Arrata	Mr. David Roff
Mr. Satya Brata Das	Dr. Horst A. Schmid
Mr. Pascal Nodé-Langlois	Mr. Curtis Sparrow
Mr. Colin P. Outtrim	Mr. Malik Youyou

2.	The undersigned stockholders hereby affirm, approve and ratify in writing the appointment of Turner, Stone & Company LLP to serve as the Corporation’s independent registered public accounting firm for the prior fiscal years ended September 30, 2015, September 30, 2016 and September 30, 2017.

3.	The undersigned stockholders hereby affirm, approve and ratify in writing the appointment of Turner, Stone & Company LLP to serve as the Corporation’s independent registered public accounting firm for the fiscal year ended September 30, 2018.

4.	The undersigned stockholders hereby approve, on an advisory basis only, the compensation paid to the named executive officers.

5.	The Corporate Secretary, CEO or CFO of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute any and all agreements to give effect to this written consent.

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6.	This Resolution may be signed by the stockholders in as many counterparts as may be necessary, each of which so signed, and even if transmitted by facsimile or e-mail, shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and, notwithstanding the date of execution, shall be deemed to bear the date as first set out above.

	Printed Name of Stockholder	# of Shares Voted in Favor of above Proposals	Percentage Represented	Stockholder Signature
1	Mr. Malik Youyou	106,458,739	46.41	/s/ Malik Youyou
2	Westline Enterprises Limited (1)	7,847,352	3.42	/s/ Malik Youyou
3	Portwest Investment Ltd. (2)	2,280,000	0.99	/s/ Horst A. Schmid
4	Edmonton International Airport Hotel Ltd. (3)	1,150,000	0.50	/s/ Curtis J. Sparrow
5	Trans World Factors Inc. (4)	850,000	0.37	/s/ Horst A. Schmid
6	Cambridge Strategies Inc. (5)	831,667	0.36	/s/ Satya Brata Das
7	Mr. David Roff	762,441	0.33	/s/ David Roff
8	Dr. Horst A. Schmid	150,000	0.07	/s/ Horst A. Schmid
9	Mr. Curtis Sparrow	600,000	0.26	/s/ Curtis J. Sparrow
10	Voltaire Group SA (6)	594,311	0.26	/s/ Pascal Nodé-Langlois
11	Mr. Satya Brata Das	390,000	0.17	/s/ Satya Brata Das

(1)	Westline Enterprises Limited is a company 100% owned by Mr. Malik Youyou.
(2)	Portwest Investments Ltd. is a company 100% owned by Dr. Horst A. Schmid.
(3)	Edmonton International Airport Hotel Ltd. is a company 100% owned by Mr. Curtis Sparrow.
(4)	Trans World Factors Inc. is a company 100% owned by Dr. Horst A. Schmid.
(5)	Cambridge Strategies Inc. is a company 50% owned by Mr. Sayta Brata Das and 50% owned by his wife.
(6)	Voltaire Group SA, a company 100% owned by Mr. Pascal Nodé-Langlois.

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